Post balance sheet events	12 Months Ended
Dec. 31, 2025
Post balance sheet events
Post balance sheet events

28.Post balance sheet events

On 8 January 2026, the Group announced that it is evolving its operating model in support of its Win as One strategy to drive its growth, productivity and culture agenda. These changes are expected to be implemented by mid-2026. As a result of our new operating model, we will update our segmental disclosures. It is impractical to provide a reliable quantitative estimate of the impact to the disclosures at this stage; an update will be provided in our half year reporting.

The implementation of the operating model is expected to result in annualised gross cost savings of c.£175m-200m over the next two years, with a third of the savings delivered in 2026 and the remainder in 2027. We expect to incur one-time costs similar to the annualised gross savings with a higher proportion of costs weighted towards 2026.

On 25 February 2026, the Board proposed a final dividend of 4.9p per ordinary share for a total amount of approximately £439m. Subject to shareholder approval at the Company’s AGM, this dividend will be paid on 14 May 2026 to holders of ordinary shares and ADSs on the register as of 10 April 2026. The dividend will be paid out of retained profits.